Commitments & Contingencies (Details) - USD ($)		3 Months Ended
	Nov. 30, 2020	Mar. 31, 2021	Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Cash underwriting fee percentage	2.00%
Aggregate purchase price	$ 6,000,000
Underwriting agreement, description		In addition, $0.35 per unit, or approximately $10,500,000 in the aggregate, will be payable to the underwriters for deferred underwriting commissions. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.	In addition, $0.35 per unit, or approximately $10,500,000 in the aggregate, will be payable to the underwriters for deferred underwriting commissions. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.